SHAREHOLDERS' EQUITY (Narrative) (Details) - At The Market Offering Agreement [Member] - Sales Agent [Member] - USD ($) shares in Thousands, $ in Thousands	Mar. 25, 2026	Sep. 26, 2025	Mar. 31, 2026	Dec. 31, 2025
Class of Stock [Line Items]
Ordinary shares issued	6,408
Expected sell amount on newly issued ordinary shares	$ 76	$ 13,170
Cash compensation percentage on gross sales price			3.00%	3.00%
Prepaid transaction expenses	$ 7